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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                         EDAC Technologies Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                          EDAC TECHNOLOGIES CORPORATION
                             1806 NEW BRITAIN AVENUE
                          FARMINGTON, CONNECTICUT 06032
                                 (860) 677-2603

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 20, 2003

         The 2003 Annual Meeting of Shareholders of EDAC Technologies Corporation, a Wisconsin corporation (the "Company"), will be held at the offices of the Company at 1790 New Britain Avenue, Farmington, Connecticut 06032, on Tuesday, May 20, 2003, at 1:00 p.m. local time, to consider and act upon the following matters:

         1. To elect six directors to serve until the next Annual Meeting of Shareholders;

         2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 3, 2004; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                            By Order of the Board of Directors

                                            /s/ Glenn L. Purple
                                            Glenn L. Purple, Secretary

Farmington, Connecticut
April 25, 2003


        SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 25, 2003 ARE ENTITLED TO NOTICE OF, AND TO VOTE AT, THE MEETING OR ANY ADJOURNMENT THEREOF.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

         A copy of the Company's 2002 Annual Report to Shareholders and a Proxy Statement accompany this Notice.

                          EDAC TECHNOLOGIES CORPORATION
                             1806 NEW BRITAIN AVENUE
                          FARMINGTON, CONNECTICUT 06032

           PROXY STATEMENT FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 20, 2003


                             SOLICITATION AND VOTING

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EDAC Technologies Corporation ("EDAC" or the "Company") of proxies, in the accompanying form, to be used at the 2003 Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 1790 New Britain Avenue, Farmington, Connecticut 06032, on Tuesday, May 20, 2003, at 1:00 p.m. local time, and any adjournments thereof.

         The Company's Annual Report for the fiscal year ended December 28, 2002 is being mailed to shareholders, along with these proxy materials, on or about April 25, 2003.

         At the close of business on March 25, 2003, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,416,038 shares of common stock, par value $.0025 per share ("Common Stock"), outstanding and entitled to vote, constituting all of the outstanding voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

         The holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares that abstain or otherwise do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

         Assuming a quorum is present, the affirmative vote of the holders of a plurality of the votes cast by the shareholders entitled to vote at the Annual Meeting is required for the election of directors, meaning the six directors receiving the most votes will be elected. All other matters which are properly brought before the meeting will be approved upon the affirmative vote of a majority of the shares of Common Stock represented and voting on the matter. Shares that abstain from voting as to a particular matter, and shares held in "street name" by a broker or nominee that indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will not be voted in favor of such matter, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or the shares voting on that matter.

         Although not required by law, the Company is seeking shareholder approval to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the 2003 fiscal year. If shareholders do not ratify such appointment, the Company may reevaluate its appointment.

         All shares of Common Stock represented by properly executed proxies that are received in time for the Annual Meeting and which have not been revoked will be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares of Common Stock will be voted "FOR" each nominee for election to the Board of Directors and "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company. In addition, the persons designated in such proxies will have the discretion to vote on matters incident to the conduct of the Annual Meeting. If the Company proposes to adjourn the Annual Meeting, the persons named in the enclosed proxy card will vote all shares of Common Stock for which they have authority in favor of such adjournment.

         The grant of a proxy on the enclosed proxy card does not preclude a shareholder from voting in person at the Annual Meeting. A shareholder may revoke a proxy at any time prior to its exercise by delivering to the Secretary of the Company, prior to the Annual Meeting, a written notice of revocation bearing a later date and time than the proxy, delivering to the Secretary of the Company a duly executed proxy bearing a later date and time than the revoked proxy, or attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

                              ELECTION OF DIRECTORS

NOMINEES

         The Company's By-Laws provide for at least five and no more than nine directors to be elected at each Annual Meeting of Shareholders. Each director holds office until the next succeeding Annual Meeting and until his or her successor is duly elected. In accordance with the By-Laws, the Board of Directors has set the number of directors at six. The persons named in the enclosed proxy will vote to elect each of William B. Bayne, Jr., John Moses, Dominick A. Pagano, Stephen J. Raffay, Ross C. Towne and Daniel C. Tracy as directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect. Each of the nominees, except for Mr. Bayne, is currently a director of the Company. John Kucharik, a current director, is not standing for re-election at the Annual Meeting. Each of the nominees has indicated his willingness to serve, if elected, but if any of such persons should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors.

                                                DIRECTOR                           PRINCIPAL
NAME                                  AGE        SINCE                             OCCUPATION
----                                  ---       --------                           ----------
William B. Bayne, Jr.(1)              38          n/a        President, Chief Executive Officer and founder of BBB
                                                             Corporation and 23rd Street Corporation (restaurant
                                                             businesses)

John Moses                            58          2001       Private Investor

Dominick A. Pagano(2)                 59          2001       President and Chief Executive Officer of the Company
                                                             and President and Chief Executive Officer of Dapco
                                                             Industries, Inc. (a manufacturer of ultrasonic
                                                             inspection equipment for the steel and railroad
                                                             industries)

Stephen J. Raffay(3)                  75          2000       Retired Vice-Chairman,
                                                             Emhart Corporation (a manufacturer of various
                                                             machinery and consumer products)

Ross C. Towne(4)                      59          2001       President and Chief Financial Officer, The Washington
                                                             Source, Inc. (a custom precision sheet metal
                                                             fabrication and integration company)

Daniel C. Tracy(5)                    62          1999       Chairman of the Board of the Company and Business
                                                             Consultant

         (1) Mr. Bayne founded BBB Corporation and 23rd Street Corporation in 1988 and 1994 respectively.

         (2) Mr. Pagano became President and Chief Executive Officer of the Company in August 2002 and also serves as President and Chief Executive Officer of Dapco Industries, Inc., a company that he founded in 1972. Mr. Pagano served as Chairman of the Board of Directors of American Environmental Technologies, Inc. from 1988 until 1999. Mr. Pagano has been a director of the Company since July 2001, provided, however, that he did not serve as a director from April 2002 to October 2002.

         (3) Mr. Raffay served as a senior executive and as a director of Emhart Corporation until his retirement as Vice Chairman in 1987. Since then he has done consulting work and serves as a member of the boards of directors of a number of companies.

         (4) Mr. Towne owned Management Partners, Inc., a management consulting firm, from 1990 to 2000, specializing in business planning, organizational restructuring and operational audits. He has served as President and Chief Financial Officer of The Washington Source, Inc. since 2000.

         (5) Mr. Tracy was employed by Arthur Andersen LLP from 1963 until his retirement in 1998, serving since 1975 as a partner. Mr. Tracy is also a director of Great Western Land and Recreation, Inc.

         The Board of Directors recommends that shareholders vote FOR all of the nominees for director.

BOARD AND COMMITTEE MEETINGS

         The Company has an Audit Committee and a Compensation Committee of the Board of Directors. The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

         The Audit Committee, comprised of Messrs. Raffay, Towne and Tracy, held four meetings during 2002. The Audit Committee meets annually to consider the report and recommendation of the Company's independent auditors and is available for additional meetings upon request of such auditors. The Audit Committee's functions also include making recommendations to the Board of Directors regarding the engagement or retention of such auditors, adoption of accounting methods and procedures, public disclosures required for compliance with securities laws and other matters relating to the Company's financial accounting and reporting. For additional information regarding the Audit Committee, see the "Report of the Audit Committee" below.

         The Compensation Committee, comprised of Messrs. Moses, Kucharik and Raffay, held four meetings during 2002. The Compensation Committee sets the compensation for the executive officers of the Company and establishes compensation policies for the Company's Chief Executive Officer and other executive officers. The Compensation Committee is primarily responsible for the administration of the

Company's stock option plans, under which option grants may be made to all employees, officers, directors and consultants.

         The Board of Directors held eight meetings during 2002. No director attended fewer than 75% of the total number of meetings of the Board of Directors and each Committee on which he served.

FEES OF INDEPENDENT AUDITORS

         AUDIT FEES. Deloitte & Touche LLP billed the Company $101,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 28, 2002, including reviews of the interim financial statements in the Company's Quarterly Reports on Form 10-Q for the second and third quarters during the fiscal year ended December 28, 2002. Arthur Andersen LLP, the Company's former independent auditors, billed the Company $5,500 for its review of the interim financial statements in the Company's Quarterly Report on Form 10-Q for the first quarter of fiscal year 2002.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Neither Deloitte & Touche LLP nor Arthur Andersen LLP rendered any professional services to the Company during the fiscal year ended December 28, 2002 in connection with financial information systems design or implementation.

         ALL OTHER FEES. Deloitte & Touche LLP billed the Company $28,050 in fees for all other professional services rendered to the Company during the fiscal year ended December 28, 2002. These services represented audits of the Company's employee benefit plans. Arthur Andersen LLP billed the Company $23,000 in fees for other professional services rendered to the Company during the fiscal year ended December 28, 2002, consisting of tax preparation services.

         The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Deloitte & Touche LLP.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is comprised of three members of the Company's Board of Directors. Because the Company's Common Stock is traded on the OTC Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or The Nasdaq Stock Market regarding the composition of the Company's Audit Committee. However, each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) for the listing standards of The Nasdaq Stock Market. The duties and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter, which the Board of Directors adopted on March 14, 2001, and amended on March 3, 2003. A copy of the Audit Committee Charter, as amended, is attached as Appendix A to this Proxy Statement.

         The Audit Committee has:

         o reviewed and discussed the Company's audited financial statements for the fiscal year ended December 28, 2002, with the Company's management and with the Company's independent auditors;

         o discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

         o received and discussed with the Company's independent auditors the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors the matters disclosed in the letter and their independence from the Company.

         Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2002, for filing with the Securities and Exchange Commission (the "Commission").


                                                 AUDIT COMMITTEE:

                                                 Stephen J. Raffay, Chairman
                                                 Ross C. Towne
                                                 Daniel C. Tracy

COMPENSATION OF DIRECTORS

         In 2002, the Company paid directors who are not employees of the Company a $10,000 annual retainer and $1,000 for each non-telephonic Board of Directors or Committee meeting attended. The Chairman of the Board of Directors appointed in August 2002 was paid an additional $2,500 as a retainer and an additional $500 per non-telephonic meeting attended. Each director who serves as Chairman of a committee was paid an additional $500 for each non-telephonic meeting chaired by such director.

         Each new director of the Company is granted a stock option to purchase 10,000 shares of Common Stock on the day of such director's initial election to the Board of Directors. The exercise price of such options is equal to the fair market value of the Company's Common Stock on the date of grant. Each of Messrs. Moses and Towne were granted an option to purchase 10,000 shares of Common Stock, at an exercise price of $0.51 per share, on their initial election to the Board of Directors on October 22, 2002. These options became exercisable on December 22, 2002.

         In addition to the option grants described above, on September 4, 2002, Mr. Tracy was granted an option to purchase 45,000 shares of Common Stock at an exercise price of

$0.45 per share, the fair market value of the Company's Common Stock on the date of grant. This option becomes exercisable in three equal installments on March 4, 2003, September 4, 2003 and March 4, 2004.

EXECUTIVE OFFICERS

         The following table sets forth the name, age and current positions and offices of each executive officer of the Company:

         NAME                             AGE              OFFICE
         ----                             ---              ------
         Dominick A. Pagano                59    President and Chief Executive
                                                 Officer

         Glenn L. Purple                   47    Vice President - Finance, Chief
                                                 Financial Officer and Secretary

         Mr. Pagano became President and Chief Executive Officer of the Company in August 2002 and also serves as President and Chief Executive Officer of Dapco Industries, Inc. He has served as President and Chief Executive Officer of Dapco Industries since he founded that company in 1972.

         Mr. Purple joined the Company in February 1982 as Controller. He served as Controller until November 2002, when he was appointed as Vice President - Finance, Chief Financial Officer and Secretary of the Company. Mr. Purple also served as Vice President - Finance and Chief Financial Officer of the Company from 1989 through 1996.

         Officers are elected annually by, and serve at the discretion of, the Board of Directors.

SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following performance graph compares the five year cumulative total shareholder return from investing $100 on December 31, 1997 in the Company's Common Stock to (i) the Total Return Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq (US) Index") and (ii) the Total Return Index for Nasdaq Trucking and Transportation Stocks (the "Nasdaq Transportation Index").

     COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF EDAC COMMON STOCK,
               NASDAQ (US) INDEX AND NASDAQ TRANSPORTATION INDEX

                              (PERFORMANCE GRAPH)

                                                                NASDAQ                    EDAC
                                   NASDAQ (US)              TRANSPORTATION             TECHNOLOGIES
FISCAL YEAR ENDED                     INDEX                     INDEX                  CORPORATION
-----------------                  -----------              --------------             ------------
December 31, 1997                    100.000                   100.000                    100.000
January 2, 1999                      140.990                    90.357                     60.506
January 1, 2000                      261.954                    86.117                     18.853
December 30, 2000                    157.562                    78.278                     10.216
December 29, 2001                    125.020                    92.570                     23.884
December 28, 2002                     86.400                    94.100                      6.409

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

         The Compensation Committee of the Board of Directors continues to monitor existing compensation plans and initiates additional compensation policies as necessary to enhance the financial performance of the Company.

         The Compensation Committee and the entire Board strongly believe that the shareholders' best interests are served by a motivated workforce that share in the rewards of achieving defined objectives that improve shareholder value.

         To support the Board objective of rewarding all levels of the organization for the financial successes of the Company and ultimately maximizing shareholder value, the committee is in the process of developing an incentive plan that is directly related to shareholder value. The plan, if approved by the Board, will be utilized to evaluate executive performance and bonus awards for the fiscal year 2003. Presently, there are no plans for any executive compensation bonuses until the Company returns to profitability.

         As part of the Company's get well plan, Dominick Pagano agreed to work for six months at $5,000 per month. Additionally, Mr. Pagano was granted an option to purchase 140,000 shares of Common Stock. This compares to the Company's previous CEO's base compensation of $250,000 annually. Starting in February of 2003, Mr. Pagano's base compensation was increased to $180,000 annually. The Compensation Committee feels that Mr. Pagano's compensation is quite reasonable compared to similar CEO positions within the Company's industry.

                                                     COMPENSATION COMMITTEE:

                                                     John Moses, Chairman
                                                     Stephen J. Raffay
                                                     John Kucharik

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION

         The following table sets forth certain information concerning compensation for each of the last three fiscal years of (i) the Company's Chief Executive Officer as of December 28, 2002, (ii) the person who served as Chief Executive Officer for part of the fiscal year ended December 28, 2002, and (iii) one former executive officer who would have been among the four most highly compensated executive officers other than the Chief Executive Officer had he been serving as executive officer at the end of fiscal year 2002 (collectively, the "Named Executive Officers"). No information has been provided with respect to the Company's other current executive officer, since such executive officer's total annual salary and bonus did not exceed $100,000.

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION            LONG TERM
                                             -----------------------------------     COMPENSATION
                                                                                     ------------
                                                                                        AWARDS
                                                                                     ------------
                                                                         OTHER
                                                                         ANNUAL       SECURITIES
                                                                         COMPEN-      UNDERLYING     ALL OTHER
 NAME AND PRINCIPAL                          SALARY         BONUS        SATION        OPTIONS     COMPENSATION
     POSITION                     YEAR        ($)            ($)           ($)           (#)          ($)(1)
 ------------------               ----       ------         -----        -------     ------------  ------------
Dominick A. Pagano                2002        21,923            --            --       140,000            --
 President and Chief
 Executive Officer(2)

Richard A. Dandurand              2002       169,231            --            --            --       135,500
 Former Chief Executive           2001       250,000        82,500            --        50,000         1,750
 Officer(3)                       2000        19,231            --            --       100,000            --


Ronald G. Popolizio               2002       165,315            --            --        28,400       183,605
 Former Executive Vice            2001       172,500        91,400            --       100,000         1,750
 President, Chief                 2000       165,000            --            --        25,000         1,750
 Financial Officer
 and Secretary (4)

         (1) For Mr. Dandurand, 2002 amount represents severance payments of $104,167, certain other expenses of $29,583 paid or payable in connection with Mr. Dandurand's separation, and $1,750 in payments to defined contribution plans for the benefit of Mr. Dandurand. For Mr. Popolizio, 2002 amount represents severance payments of $129,375, certain other expenses of $32,480 paid or payable in connection with Mr. Popolizio's separation, $20,000 in consulting payments made to Mr. Popolizio for consulting services provided to the Company after his separation, and $1,750 in payments to defined contribution plans for the benefit of Mr. Popolizio. 2001 and 2000 amounts represent payments to defined contribution plans.

         (2) Mr. Pagano became President and Chief Executive Officer on August 13, 2002.

         (3) Mr. Dandurand became President and Chief Executive Officer on December 1, 2000 and resigned effective July 29, 2002.

         (4) Mr. Popolizio resigned as Executive Vice President, CFO and Secretary on November 22, 2002.

OPTION GRANTS

         The following table provides certain information regarding stock options granted to the Named Executive Officers in 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                               --------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE
                                               PERCENT OF                                      VALUE AT ASSUMED
                                NUMBER OF        TOTAL                                       ANNUAL RATES OF STOCK
                               SECURITIES       OPTIONS                                        PRICE APPRECIATION
                               UNDERLYING      GRANTED TO      EXERCISE                      FOR OPTION TERM ($)(3)
                                OPTIONS       EMPLOYEES IN       PRICE       EXPIRATION   ------------------------
      NAME                      GRANTED (#)   FISCAL YEAR (1)  ($/SH)(2)        DATE          5% ($)       10% ($)
-----------------------        ------------   ---------------  ---------     ----------   ---------       --------
Dominick A. Pagano(4)             140,000           79.6           0.60        8/12/12       52,827       133,874
Ronald G. Popolizio(5)             28,400           16.1           0.50       11/30/03          710         1,420

(1) Based on a total of 175,900 shares subject to options granted to employees under the Company's option plans in fiscal year 2002.

(2) Under all of the Company's option plans, the exercise price is equal to the fair market value of the Company's Common Stock on the date of grant.

(3) The dollar amounts under these columns represent hypothetical gains that could be achieved for options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date options are granted, net of option exercise price. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, the option holder's continued employment throughout the option period, and the date on which options are exercised.

(4) Mr. Pagano's option was to become exercisable as follows: 56,000 shares on February 13, 2003, 42,000 shares on August 13, 2003, and 42,000 shares on February 13, 2004. In connection with Mr. Pagano's amended and restated employment agreement entered into as of February 13, 2003, this option became fully exercisable.

(5) Mr. Popolizio's option was issued in exchange for options to purchase an aggregate of 94,333 shares of Common Stock, and was immediately exercisable on the date of grant. See "Report on Repricing of Options" below.

FISCAL YEAR-END OPTION VALUES

         The following table provides certain information regarding options held by the Named Executive Officers at December 28, 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF SECURITIES
                                                                           UNDERLYING               VALUE OF UNEXERCISED
                                                                      UNEXERCISED OPTIONS AT           IN-THE-MONEY
                                                                        FISCAL YEAR-END (#)        FISCAL YEAR END ($)(1)
                                  SHARES ACQUIRED       VALUE       -------------------------    -------------------------
        NAME                      ON EXERCISE (#)     REALIZED ($)  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
--------------------              ---------------     ------------  -------------------------    -------------------------

Dominick A. Pagano                       --                 --                -/140,000               $-/-
Richard A. Dandurand                     --                 --           60,000/-                     $-/-
Ronald G. Popolizio                      --                 --           28,400/-                     $284/-

(1) Based on the last reported sale price of the Common Stock on the OTC Bulletin Board on December 27, 2002 ($0.51), less the option exercise price.

REPORT ON REPRICING OF OPTIONS

         On November 22, 2002, Ronald G. Popolizio, the Company's former Executive Vice President and Chief Financial Officer resigned. As part of Mr. Popolizio's severance arrangement, the Company agreed to exchange stock options held by Mr. Popolizio to purchase an aggregate of 94,333 shares of Common Stock, at exercise prices ranging from $1.00 to $5.91 per share, for an immediately exercisable option to purchase 28,400 shares of Common Stock at an exercise price of $0.50 per share (the fair market value of the Common Stock on the date of the exchange). The following table provides certain information regarding the repricing of Mr. Popolizio's options. The Company has not adjusted or amended the exercise price of any other options held by any executive officer during the last 10 completed fiscal years.

                            10-YEAR OPTION REPRICINGS

                                              NUMBER OF                                                       LENGTH OF
                                             SECURITIES                                                        ORIGINAL
                                             UNDERLYING     MARKET PRICE                                      OPTION TERM
                                               OPTIONS       OF STOCK AT    EXERCISE PRICE                    REMAINING AT
                                             REPRICED OR       TIME OF        AT TIME OF         NEW           DATE OF
                                               AMENDED      REPRICING OR     REPRICING OR      EXERCISE       REPRICING OR
         NAME                     DATE        (#)(1)        AMENDMENT($)     AMENDMENT($)      PRICE ($)       AMENDMENT
------------------------        --------     -----------    ------------    --------------     ------------   ---------------

Ronald G. Popolizio             11/22/02       11,000           0.50              5.91         See footnote    5 years
   Former Executive Vice        11/22/02       25,000           0.50              5.50              (1)        6 years
   President, CFO and           11/22/02       25,000           0.50              1.00                         7 years 6 mos.
   Secretary                    11/22/02       33,333           0.50            1.3125                         8 years 2 mos.

(1) The options listed in this column were canceled and exchanged for one new option to purchase 28,400 shares of Common Stock at an exercise price of $0.50 per share. The new option expires on November 30, 2003.

                                                     COMPENSATION COMMITTEE:

                                                     John Moses, Chairman
                                                     Stephen J. Raffay
                                                     John Kucharik

EMPLOYMENT AND SEVERANCE AGREEMENTS

         On August 13, 2002, the Company entered into an Employment Agreement with Mr. Pagano to serve as President and Chief Executive Officer of the Company. The initial term of the agreement was for six months, which automatically extended for successive periods of 90 days unless either party gives the other at least 30 days advance written notice to the contrary.

         As compensation under the agreement, Mr. Pagano was entitled to receive a base salary of $5,000 per month. He also received a stock option to purchase 140,000 shares of the Company's Common Stock pursuant to the Company's 2000-B Employee Stock Option Plan. The option has an exercise price of $0.60 per share, the fair market value of the Company's Common Stock on the date of grant. The option was to vest as follows: 56,000 shares on February 13, 2003; 42,000 shares on August 13, 2003; and 42,000 shares on February 13, 2004. The option, which has a 10-year term, vests immediately if the Company terminates Mr. Pagano's employment without cause (as defined in the agreement) or if, after the employment term, Mr. Pagano ceases to be a director of the Company for any reason other than his voluntary resignation or removal for cause. The Company may terminate Mr. Pagano's employment immediately upon cause or his disability (as defined in the agreement). If the Company terminates Mr. Pagano's employment for any reason other than cause, disability or death, Mr. Pagano is entitled to receive a severance payment equal to his base salary for the then remaining employment term, and shall be entitled to retain his stock option.

         As of February 13, 2003, the Company and Mr. Pagano entered into an amended and restated employment agreement, which replaced his August 13, 2002 employment agreement. Under the new agreement, the initial term of Mr. Pagano's employment agreement is 12 months from the date of the agreement, which automatically extends for successive periods of 90 days unless either party gives the other 30 days advance written notice to the contrary. His base salary is $15,000 per month. In addition, the stock option granted to Mr. Pagano in connection with the August 13, 2002 employment agreement became fully vested. The other terms of the August 13, 2002 employment agreement described above are now contained in the February 13, 2003 agreement.

         On November 22, 2002, Ronald G. Popolizio, the Company's former Executive Vice President and Chief Financial Officer resigned. The Company agreed to pay Mr. Popolizio severance of $129,735 payable over nine months commencing in December 2002, and to provide Mr. Popolizio with the continued use of a leased automobile at the Company's expense until July 2005. In addition, the Company agreed to provide Mr. Popolizio with certain other benefits, such as certain insurance coverage, reimbursement of legal expenses and outplacement services, and agreed to exchange certain stock options held by Mr. Popolizio to purchase an aggregate of 94,333 shares of Common Stock, at exercise prices ranging from $1.00 to $5.91 per share, for an option to purchase 28,400 shares of Common Stock at an exercise price of $.050 per share (the fair market value of the Common Stock on the date of the exchange). In addition to the benefits described above, the Company paid Mr. Popolizio $20,000 for certain consulting services provided by Mr. Popolizio after his resignation.

         Effective July 29, 2002, Richard A. Dandurand resigned as the Company's Chairman and Chief Executive Officer and the Company entered into a separation agreement with Mr. Dandurand. Pursuant to this separation agreement, Mr. Dandurand received $104,167 payable over five months in equal installments beginning on August 1, 2002. The date by which Mr. Dandurand has to exercise 60,000 vested stock options was extended until March 31, 2003. Mr. Dandurand also received continued health, life and long-term disability insurance coverage until December 2002, use of a leased automobile for 18 months and outplacement services.

         Pursuant to an employment agreement with the Company, as amended in May 2002, Mr. Dandurand was entitled to a minimum annual salary of $250,000 plus an annual incentive bonus determined by the Compensation Committee of the Board of Directors, a grant of options to purchase 150,000 shares of Common Stock and various other fringe benefits. Mr. Dandurand was also entitled to receive a grant of options to purchase 50,000 shares of Common Stock on December 1, 2001, contingent upon renewal of the employment agreement. The employment agreement also provided that, upon termination of employment by the Company for any reason other than death, disability or cause, or by Mr. Dandurand following any change in the location he was based to a location outside of Hartford County, Connecticut, Mr. Dandurand would receive severance equal to 18 months of his then base salary and all previously granted stock options would become immediately exercisable. If Mr. Dandurand's employment was terminated due to death or disability, he would be entitled to receive a prorated cash bonus for the year of termination. The original term of the employment agreement extended to December 1, 2001, subject to automatic renewal for additional one-year terms unless notice of termination was given within 45 days of the end of the then current term.

         Pursuant to an employment agreement with the Company, as amended in May 2002, Mr. Popolizio was entitled to a minimum annual salary of $172,500 plus an annual incentive bonus determined by the Compensation Committee of the Board of Directors and various other fringe benefits. The agreement also provided that, upon termination of employment by the Company for any reason other than death, disability or cause, or by Mr. Popolizio following any change in the location he is based to a location outside of Hartford County, Connecticut, Mr. Popolizio would receive severance equal to 24 months of his then base compensation plus two times the average of the three highest annual bonus payments received by him during the five fiscal years prior to termination. If Mr. Popolizio's employment was terminated due to death or disability, he would receive a prorated cash bonus for the year of termination.

CHANGE OF CONTROL AGREEMENTS

         The Company entered into Change of Control Agreements with Richard A. Dandurand, the Company's former Chief Executive Officer, in 2000, and with Ronald G. Popolizio, the Company's former Executive Vice President, Chief Financial Officer and Secretary, in 1999. These agreements essentially acted as springing employment agreements, which provide that upon a change of control of the Company (as defined in the agreement), the executive shall continue to be employed by the Company for a period of two years for Mr. Dandurand and three years for Mr. Popolizio in the same capacities and with the same compensation and benefits as the executive was receiving prior to the change of control (all as specified in the agreements). If the executive is terminated after the change of control without cause or he quits for good reason (both as defined in the agreement), the executive is generally entitled to receive a severance payment from the Company equal to the amount of compensation to be paid to the executive under the agreement, in the case of Mr. Dandurand, for two years following termination if termination occurs during the 180-day period following a change of control, and for 18 months if termination occurs thereafter during the term of the agreement and, in the case of Mr. Popolizio, for the greater of the balance of the term of the agreement or one year. A termination by the executive for any reason during the 180-day period following a change of control is deemed to be for good reason.

         In 2002, certain shareholders proposed changes to the composition of the Company's board of directors. The letters and other communications from these shareholders contained certain statements which, if true, appear to have indicated that a change of control (as defined in the Change of Control Agreements) may have occurred. In May 2002, Messrs. Dandurand and Popolizio each agreed to waive their rights under the Change of Control Agreements with respect to any prior events that may have been deemed to constitute a change of control. These officers did not waive their rights under the Change of Control Agreements with respect to any future events that may constitute a change of control. In consideration for these waivers, the Company agreed to effect certain amendments to the employment agreements of Messrs. Dandurand and Popolizio, including to provide that Mr. Popolizio's minimum base salary is $172,500 (which is the base salary that was in effect for Mr. Popolizio during 2001) and to provide each officer with severance payments if the officer resigns following certain changes in the location of his employment by the Company. Messrs. Dandurand and Popolizio resigned effective July 29, 2002 and November 22, 2002, respectively, and their Change of Control Agreements terminated as of such dates. See "Employment and Severance Agreements."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of outside directors. During the fiscal year ended December 28, 2002, the following board members served on the Compensation Committee: Robert J. Gilchrist, John Kucharik, John Moses, Stephen
J. Raffay and Daniel C. Tracy. No member of the Compensation Committee was at any time during fiscal year 2002, or formerly, an officer or employee of the Company or any subsidiary of the Company, nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the Company's independent auditors for the 2003 fiscal year. Deloitte & Touch LLP has served as the Company's independent auditors since May 2002. Although this appointment is not required to be submitted to a vote of shareholders, the Company believes it appropriate as a matter of policy to request that the shareholders ratify the appointment. If shareholder ratification is not received, the Board of Directors may reconsider the appointment of Deloitte & Touche LLP.

         It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions.

INFORMATION REGARDING CHANGE OF AUDITORS

         On May 16, 2002, the Company's Board of Directors, upon recommendation of its Audit Committee, approved the engagement of Deloitte & Touche LLP to replace Arthur Andersen LLP as the Company's auditors. Arthur Andersen LLP's reports on the Company's consolidated financial statements for each of the fiscal years ended December 29, 2001 and December 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Arthur Andersen LLP's report on the Company's consolidated financial statements for the fiscal year ended December 29, 2001 was modified as to the Company's ability to continue as a going concern. During the Company's fiscal years ended December 29, 2001 and December 30, 2000, and through May 21, 2002 (the date that the Company filed a Current Report on Form 8-K disclosing its decision to no longer engage Arthur Andersen LLP), there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

         During the Company's fiscal years ended December 29, 2001 and December 30, 2000, and through May 21, 2002, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

                               SECURITY OWNERSHIP

         The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of February 15, 2003 by (i) each director, nominee for director and Named Executive Officer, (ii) each person or entity known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock and (iii) all directors and executive officers as a group.

         The Company has determined beneficial ownership in accordance with the rules of the Commission. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared with spouses under applicable law. Shares of Common

Stock subject to options that are either currently exercisable or exercisable within 60 days of February 15, 2003 are deemed to be outstanding and to be beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                                             NUMBER OF SHARES    PERCENT
NAME                                        BENEFICIALLY OWNED  OF CLASS
----                                        ------------------  --------
William B. Bayne Jr.(1)                              353,156       8.0
Richard A. Dandurand(2)                               79,110       1.8
John Kucharik(3)                                      21,008         *
John Moses(4)                                        551,190      12.5
Dominick A. Pagano(5)                                340,738       7.5
Ronald G. Popolizio(6)                                49,813       1.1
Stephen J. Raffay(7)                                  15,500         *
Ross C. Towne(8)                                      91,256       2.1
Daniel C. Tracy(9)                                    83,039       1.9
All Directors and Executive Officers as a
group (7 persons)(10)                              1,138,035      24.5

         *Represents beneficial ownership of less than 1%.

         (1) Mr. Bayne's address is 714 South 19th Street, Arlington, Virginia 22202.

         (2) Includes 60,000 shares subject to stock options held by Mr. Dandurand. These options expired unexercised on March 31, 2003.

         (3)  Includes 10,000 shares subject to stock options held by Mr.
              Kucharik.

         (4) Includes 10,000 shares subject to stock options held by Mr. Moses. Mr. Moses' address is 3616 North Albemarle Street, Arlington, Virginia, 22207.

         (5) Includes 140,000 shares subject to stock options held by Mr. Pagano. Mr. Pagano's address is 1806 New Britain Avenue, Farmington, Connecticut 06032.

         (6) Includes 28,400 shares subject to stock options held by Mr. Popolizio.

         (7)  Includes 10,000 shares subject to stock options held by Mr.
              Raffay.

         (8)  Includes 10,000 shares subject to stock options held by Mr. Towne.

         (9)  Includes 35,000 shares subject to stock options held by Mr. Tracy.

         (10) Includes 221,333 shares subject to stock options held by all directors and executive officers as a group.

         The above beneficial ownership information is based upon information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes and may include shares as to which beneficial ownership is disclaimed.

                              SHAREHOLDER PROPOSALS

         Any shareholder who desires to submit a proposal for inclusion in the proxy statement and form of proxy for the Company's 2004 Annual Meeting must submit the proposal in writing to Glenn L. Purple, Secretary, EDAC Technologies Corporation, 1806 New Britain Avenue, Farmington, Connecticut 06032, no later than December 25, 2003.

         The Company's Amended and Restated By-Laws require a shareholder to give advance notice of any proposal, including the nomination of candidates for the Board of Directors, that the shareholder wishes to bring before a meeting of shareholders of the Company. In general, for a proposal to be brought before a meeting of shareholders by a shareholder, written notice of the shareholder proposal must be delivered to, or mailed to and received by, the Secretary of the Company at the principal executive offices of the Company, not later than the close of business on the later of (i) the 60th calendar day prior to the date of such meeting or (ii) the 10th calendar day following the day on which public announcement is first made of the date of such meeting. The written notice of a shareholder proposal must contain all of the information required by the Company's Amended and Restated By-Laws. Notices of intention to present proposals at the 2004 Annual Meeting should be addressed to Glenn L. Purple, Secretary, EDAC Technologies Corporation, 1806 New Britain Avenue, Farmington, Connecticut 06032.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of the Company's equity securities on Forms 4 or 5. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a). Based solely upon a review of such forms actually furnished to the Company, and written representations of certain of the Company's directors and executive officers that no forms were required to be filed, the Company believes that during fiscal year 2002, all directors, executive officers and 10% shareholders of the Company have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act, with the following exception: Mr. Kucharik failed to timely file a Form 5 to report two de minimus purchases of the Company's Common Stock in July 2002 and November 2002. Mr. Kucharik filed a Form 5 to report these transactions on February 12, 2003 (one day late).

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters which may be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

         All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.


         THE BOARD OF DIRECTORS HOPES THAT SHAREHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.


                                           By Order of the Board of Directors

                                           /s/ Glenn L. Purple
                                           Glenn L. Purple, Secretary

Farmington, Connecticut
April 25, 2003

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER



MISSION AND PURPOSE

         The Audit Committee ("the Committee") is approved by the Board of Directors ("the Board") of EDAC Technologies Corporation (the "Company") to assist the Board in monitoring: (1) the integrity of the Company's financial statements; (2) the compliance by the Company with legal and regulatory requirements; and (3) the performance and independence of the Company's external auditors.

GENERAL GUIDELINES

RESPONSIBILITIES

         The Committee shall be responsible for overseeing: the financial reporting process, the system of internal controls, the audit process, and the independent public accountants. Management of the company is responsible for the preparation of financial statements, and ensuring that the statements are complete, accurate and prepared in accordance with generally accepted accounting principles. Management is also responsible for ensuring compliance with laws and regulations. The independent public accountants are responsible for planning and conducting audits in accordance with generally accepted auditing standards.

         In carrying out its responsibilities, the Committee will maintain and facilitate free and open communication between directors, the independent public accountants and the management of the Company.

SIZE AND COMPOSITION

         The Committee shall consist of no fewer than three directors, each of whom shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. ("Nasdaq"). The Board shall appoint the Committee's Chairperson and members annually or until successors shall be qualified and elected. One member of the Committee shall be a "financial expert" as may be defined by the rules of the Securities and Exchange Commission ("SEC").

CHARTER

         The Committee shall maintain a written charter that is approved by the Board. The charter will be reviewed and updated at least annually.

OVERSIGHT BY THE BOARD OF DIRECTORS

         The Board will approve the Committee's charter and revisions, will determine annually that the Committee's members meet the independence and experience requirements of the Nasdaq, and that the Committee has fulfilled its duties and responsibilities. The Committee acts on the Board's behalf in the matters outlined in this charter and is hereby given all the resources and authority necessary to properly discharge its duties and responsibilities.

         The Committee will report its activities to the full Board on a regular basis so the Board is kept informed of its activities on a current basis.

MEETINGS

         The Committee will meet at least four times per year, or more frequently as circumstances dictate. The Committee will review quarterly reports of earnings prior to the release of earnings to the public and the filing of the SEC Forms 10-K and 10-Q. The Committee shall meet when necessary but at least once a year with the Chief Financial Officer and the independent public accountants in private meetings.

         Participation of External Auditors and Other Advisors. The Committee will engage the Company's independent public accountants in discussions required by their professional standards and other relevant regulatory requirements prior to the filing of forms 10K and 10Q. The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee, and the Company shall provide the Committee with appropriate funding for payment of compensation, fees and expenses to such consultants. The Committee may request any officer or employee of the Company or the Company's outside counsel (in addition to the independent public accountants) to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

EXTERNAL AUDITORS

         Appointment and Termination. The Committee will recommend to the board the appointment of the independent public accountants (subject, if applicable, to stockholder ratification), evaluate the performance of the independent public accountants and, if so determined by the Committee, recommend that the Board replace the independent public accountants. The Committee may consider management's recommendation for the appointment of the independent public accountants, and may review with management the performance and /or termination of the independent public accountants. The Committee will approve the fees to be paid to the independent public accountants.

         Non-Audit Services. The Committee will approve in advance, the retention of the independent public accounting firm for any non-audit service that such firm is not prohibited from performing for the Company and approve the fees for any such service.

         Independence. The Committee will ensure that the independent public accountants provide periodic reports to the Committee setting forth all relationships between the independent public accountants and the Company, consistent with the Independence Standards Board Standard No. 1. The Committee will discuss with the independent public accountants any disclosed relationships or services which may impact the objectivity and independence of the independent public accountants. The Committee will take, or recommend that the full Board take, appropriate action to ensure the independence of the independent public accountants.

         Review. The Committee will review with the independent public accountants and, if it deems it appropriate, management:

o  Prior to the annual audit, the scope, approach, planning and staffing.

o  Significant accounting policies

o Changes to the Company's auditing and accounting principles and practices as suggested by the independent public accountants or management;

o  Audit conclusions regarding significant accounting estimates and reserves;

o  Proposed fee arrangements for ongoing and special projects;

o Assessments of the adequacy of internal controls and disclosure controls and procedures;

o The resolution of identified material weakness and reportable conditions in internal controls and disclosure controls and procedures (including the prevention or detection of management override or compromise of the internal control system);

o The Company's compliance with laws and regulations having to do with accounting and financial matters;

o Any problems or difficulties the independent public accountants may have encountered and any Management Letter comments provided by the independent public accountants and management's responses thereto;

o Reports from the independent public accountants regarding (a) critical accounting policies used by the Company in its financial statements; (b) all alternative treatments of financial information within generally accepted accounting principles that the independent public accounts have discussed with management, ramifications of the use of such alternative treatments and the treatment preferred by the independent public accounts; and (c) other material written communications between the independent public accountants and management; and

o  The matters described under "Financial Statements" below.

         The independent public accountants shall provide assurance to the Committee that their audit was conducted in accordance with generally accepted auditing standards including provisions contained in Section 10A of the Securities Exchange Act of 1934.

         The Committee and the Board should consider whether the independent public accountants should meet with the full Board to discuss any matters relative to the financial statements and/or potentially relevant matters, and to answer questions from other directors.

FINANCIAL STATEMENTS

         Year-End Financial Statements. The Committee will review with management and the independent public accountants the Company's interim and year-end financial statements, including management's discussion and analysis and audit findings (including any significant suggestions for improvements provided to management by the independent public accountants). Such review will include a discussion of significant adjustments recorded and other matters required to be discussed by Statement on Auditing Standards No.61 relating to the conduct of the audit. Following such review, the Committee will recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

         Quarterly Financial Statement. The Committee will review with management and the independent public accountants the Company's quarterly financial statements prior to the filing of its Form 10-Q. The Committee will engage in discussions with the independent public accountants with respect to the impact of significant events, transactions and changes in accounting estimates considered by the independent public accountants in performing the quarterly review.

         Quality of Financial Reporting. The members of the Committee will discuss among themselves and with management and the independent public accountants, the quality (not just the acceptability) of the Company's accounting principles and underlying estimates in the financial statements.

         Briefings. The Committee will request from financial management and the independent public accountants, a briefing on any significant accounting and reporting issues, including any changes in accounting standards or rules promulgated by the Financial Accounting Standards Board ("FASB"), the Securities and Exchange Commission ("SEC") or other regulatory bodies, that have an effect on the financial statements.

         Inquiries. The Committee will inquire:

o About the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements: and

o Of management and the independent public accountants if there were any significant financial accounting or reporting issues and /or disagreements discussed during the accounting period and, if so, how they were resolved.

LEGAL MATTERS

         The Committee will discuss and review with management, company counsel, and the independent public accountants the substance of any significant issues raised by counsel concerning litigation, contingencies or claims, the Company's compliance policies and any material reports or inquires received from regulators or government agencies. The Committee should understand how such matters are reflected in the Company's financial statements.

         The Committee will discuss and review with management and advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

OTHER

         Investigations. The Committee will initiate the investigation of any matter brought to its attention within the scope of its duties, with the power and funding to retain outside counsel and other advisers.

         Proxy Statement Report. The Committee will prepare a report for inclusion in the Company's proxy statement for its annual meeting of stockholders describing the activities in which it has engaged during the prior year pursuant to its charter. The report will address all issues required by the rules of the SEC.

         Financial Risk Exposures. The Committee will meet periodically with management to review the Company's major financial risk exposures and steps management has taken to monitor and control such exposures.

         Internal Audit. The Committee will discuss the scope and staffing of an internal audit function and if an internal audit function is formed, the Committee will review the plans and findings of the internal audits and will meet in executive sessions with the head of Internal Auditing.

         Related Party Transactions. The Committee will be responsible for reviewing related party transactions for potential conflicts of interest and approving related party transactions.

         Complaints. The Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company or its subsidiaries of concerns regarding questionable accounting or auditing matters.

         Officer Expense Accounts. The Committee will direct that an annual report of senior officer expense reports and perquisites be performed and reported to the Committee.

                         EDAC TECHNOLOGIES CORPORATION

                 ANNUAL MEETING OF SHAREHOLDERS - MAY 20, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints each of Glenn L. Purple and Edward J. Samorajczyk, Jr., and each of them, as proxies (with full power of substitution) of the undersigned to attend the Annual Meeting of Shareholders of EDAC Technologies Corporation (the "Company") to be held on May 20, 2003 at 1:00 p.m., local time, at the offices of the Company, 1790 New Britain Avenue, Farmington, Connecticut and any adjournment thereof, and to vote the shares of common stock of the Company held by the undersigned on March 25, 2003, as specified on the reverse side and on any other matters that may properly come before said meeting, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSAL 2.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                         EDAC TECHNOLOGIES CORPORATION

                                  MAY 20, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.




             -- Please detach and mail in the envelope provided. --

-----------------------------------------------------------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR AGAINST ABSTAIN
                                                                                                                 [ ]    [ ]    [ ]
     1. ELECTION OF DIRECTORS:                         2. To ratify the appointment of Deloitte & Touche LLP
                                                          as independent auditors of the Company for the fiscal
                         NOMINEES                         year ending January 3, 2004.
[ ] FOR ALL NOMINEES     William B. Bayne, Jr.
                         John Moses                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
[ ] WITHHOLD AUTHORITY   Dominick A. Pagano            PROMPTLY USING THE ENCLOSED ENVELOPE.
    FOR ALL NOMINEES     Stephen J. Raffay
                         Ross C. Towne
[ ] FOR ALL NOMINEES     Daniel C. Tracy
    EXCEPT
    (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any nominee(s), write the nominee(s) name(s) on the lines provided below.

     ------------------------------------------

     ------------------------------------------

----------------------------------------------------




----------------------------------------------------

To change the address on your account, please    [ ]
check the box at right and indicate your new
address in the address space above. Please note
that changes to the registered name(s) on the
account may not be submitted via this method.

----------------------------------------------------

Signature of Shareholder                       Date:             Signature of Shareholder                       Date:
                        ----------------------      ------------                         ----------------------      ------------

     NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign.
When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.